Exhibit 25

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
333 South Hope Street Suite 2525 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

EATON CORPORATION PLC
(Exact name of obligor as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	98-1059235 (I.R.S. employer identification no.)
Eaton House 30 Pembroke Road Dublin 4 Ireland, D04 Y0C2 (Address of principal executive offices)	(Zip code)

EATON CAPITAL UNLIMITED COMPANY
(Exact name of obligor as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	98-1006842 (I.R.S. employer identification no.)
Eaton House 30 Pembroke Road Dublin 4 Ireland, D04 Y0C2 (Address of principal executive offices)	(Zip code)

EATON CORPORATION
(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	34-0196300 (I.R.S. employer identification no.)
1000 Eaton Boulevard Cleveland, Ohio (Address of principal executive offices)	44122 (Zip code)

Cooper B-Line, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0638615 (I.R.S. employer identification no.)
509 West Monroe Street Highland, Illinois (Address of principal executive offices)	62249 (Zip code)

Cooper Bussmann, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	46-1039791 (I.R.S. employer identification no.)
114 Old State Road Ellisville, Missouri (Address of principal executive offices)	63021 (Zip code)

Cooper Crouse-Hinds, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1288146 (I.R.S. employer identification no.)
Wolf & 7th North Streets Syracuse, New York (Address of principal executive offices)	13221-4999 (Zip code)

Cooper Industries Unlimited Company
(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	98-0632292 (I.R.S. employer identification no.)
Eaton House, 30 Pembroke Road Dublin 4, Ireland D04 Y0C2 (Address of principal executive offices)	(Zip code)

Cooper Power Systems, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0253330 (I.R.S. employer identification no.)
2300 Badger Drive Waukesha, Wisconsin (Address of principal executive offices)	53188 (Zip code)

Cooper Wiring Devices, Inc.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	11-0701510 (I.R.S. employer identification no.)
203 Cooper Circle Peachtree City, Georgia (Address of principal executive offices)	30269 (Zip code)

Eaton Aeroquip LLC
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	26-3155882 (I.R.S. employer identification no.)
1000 Eaton Boulevard Cleveland, Ohio (Address of principal executive offices)	44122 (Zip code)

Eaton Aerospace LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	34-1926527 (I.R.S. employer identification no.)
1000 Eaton Boulevard Cleveland, Ohio (Address of principal executive offices)	44122 (Zip code)

Eaton Controls (Luxembourg) S.à r.l.
(Exact name of registrant as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation or organization)	98-1116654 (I.R.S. employer identification no.)
12 rue Eugene Rupert, L-2453 Luxembourg (Address of principal executive offices)	(Zip code)

Eaton Domhanda Unlimited Company
(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	98-1494324 (I.R.S. employer identification no.)
Eaton House, 30 Pembroke Road Dublin 4, Ireland D04 Y0C2 (Address of principal executive offices)	(Zip code)

Eaton Electric Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0518215 (I.R.S. employer identification no.)
1000 Eaton Boulevard Cleveland, Ohio (Address of principal executive offices)	44122 (Zip code)

Eaton Filtration LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-3155993 (I.R.S. employer identification no.)
1000 Eaton Boulevard Cleveland, Ohio (Address of principal executive offices)	44122 (Zip code)

Eaton Leasing Corporation
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	34-1349740 (I.R.S. employer identification no.)
1000 Eaton Boulevard Cleveland, Ohio (Address of principal executive offices)	44122 (Zip code)

Eaton Technologies (Luxembourg) S.à.r.l.
(Exact name of registrant as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation or organization)	98-1116656 (I.R.S. employer identification no.)
12 rue Eugene Rupert, L-2453 Luxembourg (Address of principal executive offices)	(Zip code)

Turlock B.V.
(Exact name of registrant as specified in its charter)

The Netherlands (State or other jurisdiction of incorporation or organization)	98-1116699 (I.R.S. employer identification no.)
Europalann 210, 7559 SC, Hengelo Ov Netherlands (Address of principal executive offices)	(Zip code)

Wright Line LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0471268 (I.R.S. employer identification no.)
1000 Eaton Boulevard Cleveland, Ohio (Address of principal executive offices)	44122 (Zip code)

Debt Securities
and Guarantees of Debt Securities
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429
(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 25th day of July, 2024.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ April Bradley
Name: April Bradley
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 333 South Hope Street, Suite 2525, Los Angeles, CA 90071

At the close of business March 31, 2024, published in accordance with Federal regulatory authority instructions.

ASSETS	Dollar amounts in thousands

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	3,941
Interest-bearing balances	357,485
Securities:
Held-to-maturity securities	0
Available-for-sale debt securities	528
Equity securities with readily determinable fair values not held for trading	0
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for credit losses on loans and leases	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	12,163
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets	856,313
Other assets	102,764

Total assets	$1,333,194

LIABILITIES

Deposits:
In domestic offices	1,444
Noninterest-bearing	1,444
Interest-bearing	0

Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased in domestic offices	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	276,687
Total liabilities	278,131
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	106,705
Not available
Retained earnings	947,358
Accumulated other comprehensive income	0
Other equity capital components	0
Not available
Total bank equity capital	1,055,063
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,055,063
Total liabilities and equity capital	1,333,194

I, Janice Shell, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Janice Shell          )           CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
Loretta A. Lundberg, Managing Director	)	Directors (Trustees)
Cathleen M. Sokolowski, Managing Director	)